Exhibit 99.1

                        TRUSTEE'S DISTRIBUTION STATEMENT

To the Holders of:
Corporate Backed Trust Certificates, Ford Motor Co. Debenture-Backed Series 2001-36
*CUSIP:         21988G551      Class     A-1
                21988GBJ4      Class     A-2

In accordance with the Standard Terms for Trust Agreements, U.S. Bank Trust National Association, as Trustee, submits the following cash basis statement for the period ending November 16, 2009.

INTEREST ACCOUNT
----------------


Balance as of May 15, 2009.......................................         $0.00
         Scheduled Income received on securities................. $2,252,288.50
         Unscheduled Income received on securities...............         $0.00

LESS:
         Distribution to Class A-1 Holders.......................-$2,208,412.75
         Distribution to Class A-2 Holders.......................   -$43,875.75
         Distribution to Depositor...............................        -$0.00
         Distribution to Trustee.................................        -$0.00
Balance as of November 16, 2009..................................         $0.00


PRINCIPAL ACCOUNT
-----------------


Balance as of May 15, 2009.......................................         $0.00
         Scheduled Principal received on securities..............         $0.00

LESS:
         Distribution to Holders.................................        -$0.00
Balance as of November 16, 2009..................................         $0.00


               UNDERLYING SECURITIES HELD AS OF November 16, 2009

           Principal
            Amount                           Title of Security
           ---------                         -----------------

          $58,501,000       Ford Motor Company 7.70% Debentures due May 15, 2097
                            *CUSIP:        345370BS8

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP numbers nor is any representation made as to its correctness. It is included solely for the convenience of the Holders.